SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D. C. 20549

                                               FORM 8-K

            AMENDMENT TO CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2005

                                Checkpoint Systems, Inc.
             (Exact name of registrant as specified in its charter)

Pennsylvania                         No. 1-11257                           22-1895850
(State or other                   Commission File No.            (I.R.S. Employer
jurisdiction of                                                                    Identification No.)
incorporation or
organization)

             101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
                          (Address of principal executive offices)

                                              (856) 848-1800
              (Registrant's telephone number, including area code)

                                                         N/A
              (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 4, 2005, Checkpoint Systems, Inc. issued a press release announcing its financial results for the first quarter ended September 26, 2005.

The information in this Current Report (including the exhibit) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the
Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilties of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Checkpoint Systems, Inc. press release dated November 4, 2005

                                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.                                Dated: November 4, 2005

/s/ W. Craig Burns
Executive Vice President,
Chief Financial Officer
And Treasurer

                                      Checkpoint Systems, Inc.

                                            Index of Exhibits

Exhibit
Number      Description

99.1            Checkpoint Systems, Inc. press release dated November 4, 2005.